SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         December 2, 1998
                          Date of Report
                (Date of Earliest Event Reported)

                          U S Jet, Inc.
      (Exact Name of Registrant as Specified in its Charter)

          Nevada               33-8067-NY              84-1422609
      (State or other     (Commission File No.)   (IRS Employer I.D. No.)
       Jurisdiction

                         111 Airport Road
                       Butte, Montana 59701
             (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                           406-494-7512

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

         On December 2, 1998, U S Jet, Inc. announced that it will acquire Zantop International Airlines, Inc. ("Zantop"), of Ypsilanti, Michigan, in a merger transaction between Zantop and a wholly owned subsidiary of the Registrant. See Item 7.

Item 6.   Resignation of Registrant's Directors

          None; not applicable.

Item 7.   Financial Statements and Exhibits.

          The following exhibit is filed as part of this report:

Description of Exhibit*                                        Number

News Release dated December 2, 1998, of U S Jet, Inc.,
announcing that it will acquire Zantop International Airlines,
Inc., of Ypsilanti, Michigan, in a merger transaction.            99

Amended News Release dated December 8, 1998, of the above         99

Item 8.        Change in Fiscal Year.

               None; not applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S.

               None; not applicable.

                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      U S JET, INC.



Date: 12/9/98                         By/s/Kenneth R. DeBree
                                      Kenneth R. DeBree
                                      President and Director